UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 30, 2014

BORNEO RESOURCE INVESTMENTS LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-54707	20-3724019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19125 North Creek Parkway, Suite 120
Bothell, Washington 98011
(Address of principal executive offices)

Registrant’s telephone number, including area code: (425) 329-2622

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On January 27, 2014, Borneo Resource Investments Ltd. (the “Company”) issued a press release announcing the purchase of a gold mine in Indonesia for $250,000, including an initial $15,000 payment in cash and four subsequent payments, ranging from $35,000 to $100,000 to be made from February through May. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 – Financial Statements and Exhibits.

 (d) Exhibits.

99.1	Press Release issued by the Company on January 27, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Borneo Resource Investments Ltd.

Date: February 4, 2014	By:	/s/ Nils A. Ollquist
Nils A. Ollquist
President and Chief Executive Officer

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